SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 CYTOGENIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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

5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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6) Filing Party:

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7) Date Filed:

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


                                 CYTOGENIX, INC.
                            3100 Wilcrest, Suite 140
                              HOUSTON, TEXAS 77042


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 3, 2004

To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of CytoGenix, Inc., a Nevada corporation (the "Company"), will be held on February 3, 2004, at Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas at 2:00 p.m., Houston time, for the purpose of considering and voting on the following matters:


         1. The ratification of an amendment to the Articles of Incorporation of the Company filed on March 7, 2001 with the Secretary of State of the State of Nevada for the purpose of increasing the number of shares of common stock the Company has the authority to issue by 100,000,000 shares, from 50,000,000 to 150,000,000.

         2. The election of seven directors to serve until the future Annual Meeting at which their respective terms expire and until their successors are elected and qualified.

         3. The approval of an amendment to the Articles of Incorporation of the Company to increase the number of shares of common stock the Company has the authority to issue by 150,000,000 shares, from 150,000,000 shares to 300,000,000 shares.

         4. The approval of an amendment to the Articles of Incorporation of the Company to create and authorized class of 50,000,000 shares of preferred stock available for future issuances with terms and preferences designated by the board of directors of the Company.

         5. The approval of the Stock Option Plan of the Company.

         6. The approval of the selection of Malone & Bailey, PLLC as the Company's independent auditors for the fiscal year ended December 31, 2003.

         7. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on December 12, 2003 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. The Board of Directors has amended Article III, Section 1(c) of the Company's bylaws to divide the members of the board into three classes. The Board of Directors has also adopted a new Article X to the Company's bylaws, which provides for the indemnification by the Company of directors, officers, employees and agents of the Company. In accordance with Article IX, Section 2 of the Company's bylaws, the shareholders are provided notice of the foregoing bylaw amendments, copies of which are attached as Annex I to the accompanying proxy statement.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

                                                 Sincerely,

                                             /s/ Lawrence Wunderlich
                                             ------------------------
                                                 Lawrence Wunderlich
                                                 Secretary


December 23, 2003

                 -----------------------------------------------

                                 CYTOGENIX, INC.
                            3100 WILCREST, Suite 140
                              HOUSTON, TEXAS 77042
                 -----------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 3, 2004
                   ------------------------------------------


                             SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share ("Common Stock"), at the close of business on December 12, 2003, for use at the Annual Meeting to be held at 2:00 p.m., Houston time, on February 3, 2004, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended December 31, 2002 are being mailed together on or about December 26, 2003, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is 3100 Wilcrest, Suite 140, Houston, Texas 77042.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the ratification of an amendment to the Articles of Incorporation of the Company dated March 2, 2001 filed with the Secretary of State of the State of Nevada for the purpose of increasing the number of shares of Common Stock the Company has the authority to issue by 100,000,000 shares, from 50,000,000 to 150,000,000; (ii) the election of the seven nominees for director;
(iii) the approval of an amendment to the Articles of Incorporation of the Company to increase the number of shares of Common Stock the Company has the authority to issue by 150,000,000 shares, from 150,000,000 shares to 300,000,000 shares; (iv) the approval of an amendment to the Articles of Incorporation of the Company to create and authorized class of 50,000,000 shares of preferred stock available for future issuances with terms and preferences designated by the board of directors of the Company; (v) the approval of the Stock Option Plan of the Company; (vi) the ratification of the indicated independent auditors; and
(vii) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000.00. The Company may, however, use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on December 12, 2003, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there were 98,724,993 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

        The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting. The ratification of the 2001 amendment to the Articles of Incorporation will require the affirmative vote of the holders of 73,724,994 shares of Common Stock, which equals a majority of 50,000,000 shares (or 25,000,001 shares) plus all shares issued by the Company in excess of 50,000,000 shares. The approval of the two proposals to amend the Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote. The approval of the Stock Option Plan of the Company and the ratification of the selected independent auditors will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.




             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

         PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of November 17, 2003, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.



NAME AND ADDRESS                                                                COMMON STOCK
OF BENEFICIAL OWNER                                                          BENEFICIALLY OWNED
                                                                ---------------------------------------------------
                                                                NUMBER OF SHARES           PERCENT OF CLASS
                                                                -----------------------    ------------------------

Jett**.....................................................             8,270,000                    8.6%
59-340 Diomana Road
Kamuela, Hawaii 96743

Roland L. Violette.........................................
70 Tolland St.
East Hartford, Connecticut 06108                                        8,886,420                   9.2%
-----------------------

         **Jett is a natural person with only one legal name.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of November 17, 2003, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2002 (the "Named Executives"); (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                         ---------------------------------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER                                      NUMBER OF SHARES1            PERCENT OF CLASS
                                                         -------------------------    ----------------------

Malcolm H. Skolnick Ph.D.............................               3,893,218                  4.0%
Lawrence Wunderlich..................................               2,096,549                  2.2%
Frank Vazquez........................................               1,488,375                  1.5%
Scott E. Parazynski, M.D.............................                 231,650                   *
Cy Stein, Ph.D., M.D.................................                  90,378                   *
John J. Rossi, Ph.D..................................                  83,333                   *
Raymond L. Ocampo, Jr. ..............................                  83,333                   *
All directors and executive officers as a group
(7 persons)..........................................               7,966,836                  8.0%
-----------------------


         *Less than 1% of the 96,476,476 shares outstanding at November 17, 2003.

         1. Includes shares underlying options that will become exercisable within 60 days , assuming shareholders approve Proposal Five, to purchase an aggregate of 3,733,330 shares of Common Stock as follows: Dr. Skolnick (1,666,666 shares with a strike price of $0.185 per share), Mr. Wunderlich (1,066,666 shares with a strike price of $0.185 per share), Mr. Vazquez (666,666 shares with a strike price of $0.185 per share), Dr. Parazynski (83,333 shares with a strike price of $0.185 per share), Dr. Stein (83,333 shares with a strike price of $0.185 per share), Dr. Rossi (83,333 shares with a strike price of $0.83 per share) and Mr. Ocampo (83,333 shares with a strike price of $0.61 per share).

        PROPOSAL 1. - RATIFICATION OF MARCH 7, 2001 AMENDMENT TO ARTICLES
           OF INCORPORATION INCREASING AUTHORIZED NUMBER OF SHARES OF
                                  COMMON STOCK

         On March 7, 2001, the Company filed a certificate of change of authorized shares to its articles of incorporation, a copy of which is attached as Annex II (the "March 7, 2001 Amendment"), to increase the number of shares of Common Stock the Company is authorized to issue from 50,000,000 to 150,000,000. Management of the Company believed at the time that Nevada law did not require shareholder approval of the March 7, 2001 Amendment. Subsequent to the filing of the March 7, 2001 Amendment and to the issuance of shares by the Company in excess of 50,000,000, the Company determined shareholder approval of the March 7, 2001 Amendment was required pursuant to applicable Nevada law. In order to ensure the validity of the various issuances of Common Stock by the Company that occurred after it had issued 50,000,000 shares of Common Stock, the Board of Directors authorized management to seek shareholder ratification of the March 7, 2001 Amendment. The ratification of the March 7, 2001 Amendment will require the affirmative vote of the holders of 71,476,477 shares of Common Stock in person or by proxy, which equals a majority of 50,000,000 shares (or 25,000,001 shares) plus all shares issued by the Company in excess of 50,000,000 shares. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE MARCH 7, 2001 AMENDMENT.

                       PROPOSAL 2. - ELECTION OF DIRECTORS

         Seven directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than seven nominees for directors. In accordance with Article III, Section 1(c) of the bylaws of the Company, the Board of Directors is divided into three classes serving staggered three-year terms. The first class, whose term of office will expire at the 2004 annual meeting of shareholders, is comprised of Messrs. Ocampo and Wunderlich and Dr. Rossi ; the second class, whose term will expire at the 2005 annual meeting of shareholders, is comprised of Mr. Vazquez and Dr. Stein; and the third class, whose term will expire at the 2006 annual meeting of shareholders, is comprised of Drs. Skolnick and Parazynski. Each director so elected will hold office until annual meeting at which his term expires and until his successor is elected and qualified. Drs. Skolnick, Parazynski, Rossi and Stein and Messrs. Ocampo, Vazquez and Wunderlich are currently directors of the Company, each to serve as a director until the annual meeting of shareholders at which his term will expire.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE SEVEN NOMINEES NAMED BELOW.


         INFORMATION ABOUT NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS. The following states each director nominee's and each named Named Executive
Officer's present position with the Company, principal occupation, age, and, for the executive officers who are directors, the year in which he was first elected a director (each serving continuously since first elected).

NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

Malcolm H. Skolnick Ph.D., JD  Chairman  of the  Board  of  Directors,  President  and    68            1999
                               Chief  Executive  Officer.  Dr.  Skolnick  has been the
                               Chief  Executive  Officer and  President of the Company
                               since  September  9,  1999.  Prior  to  that  time  Dr.
                               Skolnick  was a Professor  in the  University  of Texas
                               Health  Sciences  Center  at  Houston  serving  in  the
                               Medical School Graduate  School of Biomedical  Sciences
                               and the School of Public Health.  Dr. Skolnick has been
                               principal  investigator  in five  clinical  trials  and
                               holds  four  medical  device   patents.   Dr.  Skolnick
                               received a Ph.D.  in physics  from  Cornell  University
                               and a  J.D.  from  the  University  of  Houston.  He is
                               licensed to practice  law in Texas and is a  registered
                               patent   attorney.   He  has   practiced   intellectual
                               property law,  been active in  technology  transfer and
                               licensing  activities  and  serves  on  the  boards  of
                               Biodyne, Inc. and Resolution Forum, Inc.

Lawrence Wunderlich            Chief Financial  Officer and a director of the Company.    44            1999
                               Mr.  Wunderlich  has  served  as  the  Chief  Financial
                               Officer since August 17, 1999.  Mr.  Wunderlich  worked
                               as a financial  consultant  at the  investment  banking
                               firm of Josephthal  and Company from October 1996 until
                               august 1998.  Prior to his  employment  at  Josephthal,
                               Mr.   Wunderlich   co-owned   The   Language   Loop,  a
                               translation  service  form  1991 to 1996  and  held the
                               position of President.

                               Chief  Operating  Officer and a director of the Company
                               since  July  2002.   Mr.   Vazquez  was  a   consultant
Frank Vazquez                  specializing  in  life  science  start-up   enterprises    63            2002
                               prior to joining the Company.  He was  President/CEO of
                               Lark  Technologies,  Inc. from 1989 to 1999 and Medical
                               Metrics,  Inc. from 2000 to 2001.  Mr. Vazquez has been
                               engaged by BCMT, Inc. the commercialization  subsidiary



                                       5


NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

                               of Baylor College of Medicine,  the University of Texas
                               Health Science  Center-Houston  and individual  clients
                               to organize  and start new  medical  and  biotechnology
                               companies.   Mr.  Vazquez  previously  held  management
                               positions  with  CooperVision,  Inc.,  Booz  Allen  and
                               Hamilton,  ITT  Corporation  and  IBM.  He holds a B.S.
                               from Columbia University.



Scott E. Parazynski M.D.       Dr.  Parazynski  is a graduate of  Stanford  University    43            2002
                               and  Stanford   Medical  School  and  pursued  clinical
                               training at the Brigham and Women's  Hospital  (Boston,
                               MA)  and  emergency   medicine  residency  training  in
                               Denver,  CO. He has numerous  publications in the field
                               of  space  physiology  and  has a  expertise  in  human
                               adaptation to stressful  environments.  Dr.  Parazynski
                               is a member of the Aerospace Medical  Association,  the
                               American  Society for  Gravitational  and Space Biology
                               and has received  numerous  special  honors,  including
                               the National Institutes of Health Predoctoral  Training
                               Award  in  Cancer   Biology,   NASA  Graduate   Student
                               Researcher's  Award  and  Research  Honors  Award  from
                               Stanford Medical School.
                               Scott E. Parazynski, M.D., has been an astronaut  since
                               1992 and has logged  over 262 hours in space.  He first
                               flew   in  1994 on   the  Atmospheric  Laboratory   for
                               Applications and  Science (ATLAS-3) mission, which  was
                               part of  an on-going  program to  determine the Earth's
                               energy balance  and atmospheric change  over an 11-year
                               solar  cycle.   During   this   mission,   he  and  his
                               crewmates  also  evaluated  the  Interlimb   Resistance
                               Device,  a   free-floating  exercise  he  developed  to
                               prevent musculoskeletal atrophy in microgravity.



                                       6


NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE


Cy A. Stein, M.D., Ph.D.       Dr.  Stein is currently  Professor of Medicine  Urology    50            2002
                               and  Pharmacology in the Oncology  Department of Albert
                               Einstein  College of  Medicine,  New York.  In addition
                               to  his   clinical  and  faculty   activities,   he  is
                               co-editor-in-chief  of Antisense  and Nucleic Acid Drug
                               Development,  sits on seven editorial  advisory boards,
                               including  Nucleic  Acids  Research,  serves  on  eight
                               scientific  advisory boards,  including Genta (Berkeley
                               Heights,  NJ), Targent (New York, NY), A3D (Heidelberg,
                               Germany),  and is an ad hoc  reviewer  for over 20 peer
                               reviewed  journals.  He has  authored 97 peer  reviewed
                               journal  articles.  He has  written  56 book  chapters,
                               reviews  and  editorials,  and  he  holds  six  patents
                               issued and four  patents  pending.  He  attended  Brown
                               University  (BA),  Stanford  University (PhD in Organic
                               Chemistry),  Albert Einstein  College of Medicine (MD),
                               and   New   York   Hospital-Cornell    Medical   Center
                               (Internship  and  Residency in Internal  Medicine).  Dr
                               Stein was a Clinical  Associate and Senior Staff Fellow
                               at The National Cancer Institute, Bethesda, Maryland.

John J. Rossi, PhD             Associate  Director for  Laboratory  Research,  City of    57            2003
                               Hope  Comprehensive  Cancer Center.  John J. Rossi, PhD
                               began his  employment  with City of Hope  (COH) in 1980
                               as an assistant  research  scientist in the  Department
                               of Molecular  Genetics.  He was promoted to chairman of
                               the  Division  of  Biology  in  1992.   In  1993,   COH
                               bestowed  its  highest  honor upon him by naming him to
                               its Gallery of Medical and Scientific  Achievement  for
                               his  pioneering  work  at the  molecular  level  in the
                               battle  against  AIDS  and  other  major  diseases.  In
                               1998,  Dr. Rossi was  appointed as the Dean of the City
                               of Hope Graduate School of Biological Sciences.



                                       7

NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

                               Dr.  Rossi  is  an   expert  in   ribozymes  (molecular
                               scissors).  One  of his  most  notable  projects  is in
                               the area  of ribozyme  research  in AIDS.  He  led  the
                               research team that first  suggested applying  ribozymes
                               to treat HIV.  His research  in molecular genetics  and
                               microbiology  has  resulted  in  eight  patents   being
                               granted and has served  as the  basis for more than 120
                               scientific papers.

                               Dr. Rossi  received  his  bachelor's  degree  from  the
                               University of New Hampshire and earned his doctorate at
                               the University of Connecticut.  Prior to his working at
                               COH, Dr. Rossi  completed  four  years  of  post  Ph.D.
                               training  at  Brown University in Providence,
                               Rhode Island.

Raymond L. Ocampo, Jr.         Raymond  L.  Ocampo  Jr. is a lawyer,  businessman.  He    50            2003
                               currently  serves  on the  boards  of PMI  Group,  Inc.
                               (PMI) and  Pinpoint  Solutions  Corporation.  Mr. Campo
                               retired  in  November  1996 as Senior  Vice  President,
                               General Counsel & Secretary at Oracle Corporation,  the
                               world's second largest software company,  after serving
                               as its  chief  legal  counsel  for more  than a decade.
                               Before joining  Oracle  Corporation in 1986, Mr. Ocampo
                               was  engaged  in  the  private  practice  of law in San
                               Francisco  (1976-86)  and was an adjunct  professor  at
                               Hastings  College  of the Law  (1977-83).  He  received
                               his undergraduate  degree form U.C.L.A. in 1973 and his
                               law  degree  from  Boalt  Hall  School  of Law at  U.C.
                               Berkely in 1976.  Mr. Ocampo  authored  Surfing the Law
                               and  Technology   Tsunami   (American  Bar  Association
                               2001),  a  collection  of keynote  addresses  about the
                               intersection  of law and  technology,  and co- authored
                               Negotiating    and   Drafting    Software    Consulting
                               Agreements  (Glasser  LegalWorks  1996). Mr. Ocampo was
                               the 2001-02  Chair of the  American  Bar  Association's
                               Section  of Science &  Technology  law.  He  previously



                                       8


NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

                               served  as  the  chair  of  the  Section's   E-Commerce
                               Division (1998-99) and Internet & Cyberspace  Committee
                               (1996-99)  and served as co-chair of the  Multimedia  &
                               Interactive  Technologies Committee (1995-96).  He also
                               served as chair of the  Computer  Litigation  Committee
                               (1992-94) of the ABA's Section of Litigation.


                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended December 31, 2002, the Board of Directors of the Company held 12 meetings. The Board of Directors has no standing committees (audit, compensation or nominating). Each director participated in at least 75% of all meetings of the Board of Directors.

                            COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company $1,000 in restricted Common Stock per each attended Board meeting. The Board of Directors may also make discretionary option grants to its non-employee directors.

                             EXECUTIVE COMPENSATION

         The following table shows all compensation earned for services rendered to the Company during the fiscal years ended December 31, 2000, 2001 and 2002 by the President and Chief Executive Officer of the Company (the "Named Executive Officer").


                               ANNUAL COMPENSATION
                    ----------------------------------------

                               YEAR                                  RESTRICTED
      NAME AND                ENDED                                     STOCK
PRINCIPAL  POSITION     DECEMBER 31,       SALARY($)    BONUS($)   AWARD(S) ($)1
-------------------     ------------       ---------    --------   -------------

---------------------- --------------- ------------- ------------ --------------
  Malcolm H. Skolnick          2002        120,000        --           208,426
  President and Chief          2001        120,000        --            72,200
  Executive Officer            2000        120,000        --            30,000


-----------------------
         (1) Dr. Skolnick was issued shares of restricted Common Stock as follows:

     DATE        $VALUE          CLOSE NUMBER OF
                                      SHARES
    12/31/02   $     1,250  $    0.115     12,500
    12/13/02   $     1,250  $     0.12     10,417
    11/29/02   $     1,250  $     0.11     11,364
    11/15/02   $     1,250  $     0.11     11,364



    10/31/02   $     1,250  $     0.12     10,417
    10/12/02   $     1,250  $     0.15      8,333
    09/30/02   $     1,250  $     0.12     10,417
    09/13/02   $     1,250  $     0.15      8,333
    08/30/02   $     1,250  $     0.17      7,576
    08/15/02   $     1,250  $     0.17      7,576
    07/31/02   $     1,250  $     0.22      5,814
    07/12/02   $     1,250  $     0.20      6,250
    06/30/02   $     1,250  $     0.19      6,579
    06/15/02   $     1,250  $     0.25      5,000
    05/31/02   $     1,250  $     0.27      4,630
    05/15/02   $     1,250  $     0.27      4,630
    04/30/02   $     1,250  $     0.28      4,545
    04/15/02   $     1,250  $     0.40      3,125
    03/29/02   $     1,250  $     0.37      3,378
    03/15/02   $     1,250  $     0.35      3,571
    02/28/02   $     1,250  $     0.22      5,682
    02/15/02   $     1,250  $     0.20      6,250
    01/31/02   $     1,250  $     0.21      5,952
    01/15/02   $     1,250  $     0.21      5,952
    12/31/01   $     1,250  $     0.20      6,410
    12/21/01   $    22,500  $     0.35     64,386  Bonus valued at August 28, 2001 share price.
    12/14/01   $     1,250  $     0.21      5,952
    11/30/01   $     1,250  $     0.17      7,576
    11/14/01   $     1,250  $     0.19      6,579
    10/31/01   $     1,250  $     0.20      6,250
    10/12/01   $     1,250  $     0.23      5,435
    09/28/01   $     1,250  $     0.22      5,682
    09/10/01   $     1,250  $     0.28      4,464
    08/31/01   $     1,250  $     0.35      3,571
    08/14/01   $     1,250  $     0.26      4,808
    07/31/01   $     1,250  $     0.16      7,813
    07/13/01   $     1,250  $     0.21      5,952
    06/29/01   $     1,250  $     0.13     10,000
    06/15/01   $     1,250  $     0.24      5,208
    05/31/01   $     1,250  $     0.25      5,000
    05/15/01   $     1,250  $     0.30      4,167
    04/30/01   $     1,250  $     0.25      5,000
    04/12/01   $     1,250  $     0.25      5,000
    03/30/01   $     1,250  $     0.50      2,500
    03/15/01   $     1,250  $     0.19      6,579
    02/28/01   $     1,250  $     0.25      5,000
    02/15/01   $     1,250  $     0.49      2,551
    01/31/01   $     1,250  $     0.31      4,032
    01/13/01   $     1,250  $     0.06     20,833
    01/19/01   $    12,500  $     0.25     50,000
    01/15/01   $     2,500  $     0.35      7,143
    01/13/01   $     7,500  $    0.086     86,667 Bonus based on average closing price for 12/15/00, 12/29/00 and 01/15/01
    12/29/00   $     2,500  $     0.35      7,143
    12/29/00   $     1,250  $     0.13     10,000
    12/15/00   $     2,500  $     0.35      7,143
    12/15/00   $     1,250  $     0.10     12,500
    11/30/00   $     1,250  $     0.25      5,000
    11/15/00   $     1,250  $     0.31      4,006
    10/31/00   $     1,250  $     0.38      3,333
    10/13/00   $     1,250  $     0.60      2,083
    09/29/00   $     1,250  $     0.75      1,667
    09/15/00   $     1,250  $     0.63      2,000
    08/31/00   $     1,250  $     0.75      1,667
    08/15/00   $     1,250  $     0.69      1,820
    07/31/00   $     1,250  $     0.50      2,500
    07/14/00   $     1,250  $     0.69      1,820
    06/30/00   $     1,250  $     0.75      1,667
    06/15/00   $     1,250  $     1.01      1,238
    06/01/00   $     1,250  $     0.75      1,667
    05/15/00   $     1,250  $     1.25      1,000
    05/01/00   $     1,250  $     1.56        800
    04/14/00   $     1,250  $     1.38        909
    03/31/00   $     1,250  $     2.13        588
    03/15/00   $     1,250  $     2.13        588


    03/01/00   $     1,250  $     2.25        556
    02/15/00   $     1,250  $     1.68        744
    02/01/00   $     1,250  $     1.81        691
    01/15/00   $     1,250  $     1.01      1,238

         EMPLOYMENT AGREEMENT. The Company entered into an employment agreement with Dr. Skolnick on August 1, 2003 with a five-year initial term. Dr. Skolnick's base annual salary under the employment agreement is $144,000.

               PROPOSAL 3. - APPROVAL OF AMENDMENT TO ARTICLES OF
            INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

         On August 28, 2003, the Board of Directors authorized an amendment to our Articles of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article FOURTH would be amended to read as follows and would be filed with the Nevada Secretary of State:

           "FOURTH. The corporation is authorized to issue 300,000,000 shares of Common Stock, par value $.001 share."

PURPOSE AND EFFECT OF THE AMENDMENT

        Assuming the shareholders ratify proposal 2. above, as of the Record Date, of the Company's 150,000,000 authorized shares of Common Stock, 98,724,993 shares were issued and outstanding, 1,885,714 shares were reserved for future issuance upon exercise of the Company's outstanding warrants. If the shareholders approve Proposal Five regarding the approval of the Stock Option Plan, there will be an additional 18,000,000 shares of Common Stock reserved for issuance thereunder. Based upon the number of outstanding and reserved shares of Common Stock described above, the Company currently has approximately 31,389,293 shares remaining available for other purposes.

         The Board of Directors believes that it is in the Company's best interests to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet the Company's future business needs as they arise. The increase will provide shares to issue in future financing transactions, which is consistent with the Company's growth strategy. The additional shares of Common Stock will be available for various equity compensation and other employee benefit plans, future stock dividends, to acquire another company or its assets, to establish strategic relationships with corporate partners, and for other corporate purposes. The additional shares of Common Stock will also be available for issuance upon conversion of shares of preferred stock in the event the shareholders approve Proposal Four. Other than as specified in Proposal Five regarding the approval of the Stock Option Plan and in connection with its financing objectives, the Company's management has no present arrangements, agreements, commitments, understandings or plans to issue any additional shares of Common Stock proposed to be authorized.

         The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus avoid the time and expense of seeking shareholder approval in connection with the stock issuance. If this proposal is approved by the shareholders, other than the approval that the Board of Directors is seeking in proposal Five, the Board of Directors does not intend to solicit further shareholder approval before the issuance of additional shares, unless required by law, regulation or stock exchange rule.

POTENTIAL ANTI-TAKEOVER EFFECT

         The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal, nor is it part of a plan to adopt a series of anti-takeover measures. The issuance of Common Stock from the increased authorized shares if this proposal is approved could cause dilution of the voting power of the existing shareholders. See
Proposal 4. - Approval of Amendment to Articles of Incorporation to Create Preferred Stock for a broader discussion of potential anti-takeover effects.

EFFECTIVENESS OF THE INCREASE TO AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         If approved by the Company's shareholders, the increase to the number of authorized shares of Common Stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada. The Board of Directors intends to file the Articles of Amendment as soon as practicable once shareholder approval is obtained.

NO APPRAISAL RIGHTS

         Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of Common Stock.

VOTE REQUIRED FOR PROPOSAL THREE

         Proposal Three will be approved if the holders of a majority of the Company's outstanding shares of Common Stock affirm the proposal by votes cast in person or proxy.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK.


               PROPOSAL 4. - APPROVAL OF AMENDMENT TO ARTICLES OF
                    INCORPORATION TO CREATE PREFERRED STOCK

         On August 28, 2003, the Board of Directors authorized an amendment to our Articles of Incorporation to create a new class of 50,000,000 shares of preferred stock. Subject to shareholder approval, Article FOURTH would be amended to add the following sentences thereto and would be filed with the Nevada Secretary of State:

         "The corporation is also authorized to issue 50,000,000 shares of preferred stock, par value $.001 share, for which the board of directors of the corporation shall have the power to fix by resolution or resolutions the powers, preferences and rights and the qualifications, limitations or restrictions, including dividing the Preferred Stock into one or more classes or series having the same or different powers, preferences and rights and qualifications, limitations and restrictions as the board of directors shall fix by resolution or resolutions."

PURPOSE AND EFFECT OF THE AMENDMENT

         The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to authorize a class of preferred stock in order to facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. The Board of Directors believes that the creation of the class of preferred stock may assist the Company in achieving its business objectives by making financing easier to obtain. The amendment to the articles of incorporation will create a new class of 50,000,000 authorized shares of "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of the Company's amendment to the articles of incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue preferred shares, to fix the number of preferred shares and to change the number of preferred shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the preferred shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and the shareholders. The Board of Directors is seeking shareholder approval of an amendment to the articles of incorporation that would give the Board of Directors flexibility, without further shareholder action, unless otherwise required by law, regulation or stock exchange rule, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its shareholders. The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a series of preferred stock subject to this proposal cannot be stated or predicted with certainty.

         It is not possible to state the effects of the proposed amendment upon the rights of holders of Common Stock until the Board of Directors determines the respective rights of the holders of one or more series of preferred stock. The issuance of shares of preferred stock pursuant to the Board of Director's authority described above, however, may adversely affect the rights of the holders of Common Stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on Common Stock, if any, (ii) restrictions on dividends on Common Stock, (iii) dilution of the voting power of Common Stock, and (iv) restrictions on the rights of holders of Common Stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of Common Stock and adversely affect the rights and powers, including voting rights of the Common Stock, and may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increased number of authorized shares could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock or Common Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Common Stock and preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally. Although the Company has no present intent to use the additional authorized shares of Common Stock or preferred stock for such purposes and this proposals two and three are not part of a plan by management to adopt a series of anti-takeover provisions, if the amendments are adopted, more capital stock of the Company would be available for such purposes than is currently available. The Board of Directors does not currently intend to propose other anti-takeover provisions. The Company is not presently aware of any pending or proposed takeover attempt.

         The  Board  of   Directors   has   approved  a  staggered   board  with
approximately one-third of the directors elected every three years. The staggered board effects every election and is not triggered by a particular event such as a hostile takeover. The staggered board makes it more difficult for shareholders to change a majority of directors even when the only reason for change may be the performance of the present directors. Neither the Company's bylaws or articles of incorporation provide for cumulative voting.

EFFECTIVENESS OF THE INCREASE TO AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         If approved by the Company's shareholders, the creation of the authorized class of preferred stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada. The Board of Directors intends to file the Articles of Amendment as soon as practicable once shareholder approval is obtained.

NO APPRAISAL RIGHTS

         Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the creation of the new authorized class of preferred stock.

VOTE REQUIRED FOR PROPOSAL FOUR

         Proposal Four will be approved if the holders of a majority of the Company's outstanding shares of Common Stock affirm the proposal by votes cast in person or proxy.



    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CREATE A NEW AUTHORIZED
                            CLASS OF PREFERRED STOCK.

                   PROPOSAL 5. - APPROVAL OF STOCK OPTION PLAN

         The Company's shareholders are being asked to approve the adoption of the Company's Stock Option Plan (the "Option Plan"). In the following discussion of the Option Plan capitalized terms have the same meanings as defined in the Option Plan, unless otherwise noted.

         The purpose of the Option Plan is to promote the interest of the Company and its shareholders and the Company's success by providing a method whereby a variety of equity based incentives and other awards may be granted to employees, directors of the Company, and to selected consultants. The Option Plan is intended to enable the Company and its management team to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, to promote the success of the Company's business, and to increase shareholder value by further aligning the interests of its employees with the interests of the Company's shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long-term success is dependent upon the ability of the Company and management team to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

         Initially, a total of 18,000,000 shares of Common Stock (the "Shares") have been reserved for issuance under the Option Plan. The Option Plan will terminate on June 24, 2013.

The table below sets forth, as of the Record Date, the assumed amount and the dollar value of awards that will be received by the Named Executive Officer (as defined on page 10) and other groups, subject to obtaining shareholder approval:

----------------------------------------------- -------------------------
                                                 NUMBER OF SHARES UNDER
              NAME AND POSITION                  THE STOCK OPTION PLAN1
----------------------------------------------- -------------------------
Malcolm H. Skolnick                                            5,000,000
----------------------------------------------- -------------------------
All executive officers as a group                             10,200,000
----------------------------------------------- -------------------------
All current  directors  who are not  executive
officers as a group                                            1,000,000
----------------------------------------------- -------------------------
All employees,  including all current officers
who are not executive officers, as a group                     3,000,000
----------------------------------------------- -------------------------
----------------------
1. Upon shareholder approval, 33.3% of each award will vest with 33.3% of each award vesting on each of first and second anniversaries of the date of grant.

Awards granted under the Option Plan are to be determined from time to time by a compensation committee to be constituted upon approval of the plan by the shareholders (the "Compensation Committee"). It is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Options under the Option Plan.

SUMMARY OF THE STOCK OPTION PLAN

         A general description of the principal terms of the Option Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Option Plan, a copy of which is attached to this Proxy Statement as Annex III and is incorporated by reference herein.

         The purpose of the Option Plan is to promote the interests of the Company and its shareholders and the Company's success by providing a method whereby a variety of equity based incentives and other awards may be granted to employees, directors of the Company and to selected consultants. The Option Plan shall become effective upon the affirmative vote of a majority of the votes cast by shareholders of the Company's Common Stock in person or by proxy at the Annual Meeting.

         Administration. The Compensation Committee of the Board will administer the Option Plan. The Compensation Committee will have the authority to construe and interpret the Option Plan; amend and rescind rules relating to the Option Plan; make all necessary determinations for the administration of the Option Plan; determine whether Options will be granted alone or in combination or in tandem with other Options; and determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other incentives. Furthermore, the Compensation Committee may correct any defect or inconsistency in the Option Plan or in any Option and has the authority to take all other actions it deems necessary or advisable for the proper administration of the Option Plan.

         Eligibility. Any employee in good standing is eligible to become a participant in the Option Plan. A member of the Board of Directors of the Company or a subsidiary who is not an employee of the Company or a subsidiary shall be eligible to receive Options. Any individual who acts as an independent contractor to the Company and who renders services directly for the Company or a Subsidiary who is not a Director of the Company shall be eligible to receive Options. As of November 21, 2003, approximately seven employees and four members of the Board of Directors who are not employees are eligible to participate in the Option Plan.

         Options. The maximum number of shares of Common Stock issuable on exercise of the Options granted under the Option Plan shall be approved by the Shareholders. Initially, a total of 18,000,000 shares of Common Stock shall be reserved for issuance under the Option Plan. No Option shall be granted pursuant to the Option Plan on or after the tenth anniversary date of June 24, 2003, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Options.

         If an Option expires or is terminated, surrendered or cancelled without having been fully exercised, the unused shares covered by any such Option shall again be available for grant under the Option Plan. However, if the expiration of the termination date of an Option is beyond the term of the existence of the Option Plan, then any shares covered by unexercised or terminated Options shall not reactivate the existence of the Option Plan and therefore may not be available for additional grants under the Option Plan.

         The intent of the Option Plan is to qualify the Options granted to employees as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options shall contain terms as may be necessary to qualify the Options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

         The exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant. No incentive stock option shall be granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless at the time of such grant the exercise price of the Option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the Option and such Option is not exercisable after the expiration of five years from the date of the grant. No incentive stock option shall be granted to a person in his capacity as an Employee of a subsidiary if the Company has less than 50 percent ownership interest in such Subsidiary.

         Options granted to employees, consultants and non-employee directors of the Company may be exercised upon termination of such status with the Company within the following periods, or such shorter periods as determined by the Compensation Committee at the time of the grant:

         o If on account of death, Options may be exercised any time during the 12-month period following death unless by its terms it expires sooner;

         o If on account of termination of employment by the Company for Misconduct, no unexercised Option shall be exercisable to any extent after termination;

         o If on account of certified disability, Options may be exercised any time during the 12-month period following disability unless by its terms it expires sooner; and

        o If for any reason other than those listed above, Options may be exercised within 31 days of such termination.

         Options granted to non-employee directors of the Company or a subsidiary shall not be incentive stock options and shall have an exercise price equal to the Fair Market Value of the underlying shares of Common Stock on the date of the grant. The term of the Options shall be not more than ten years.

         Options granted to consultants shall not be incentive stock options. Grants of non-qualified stock options to Consultants shall have an exercise price equal to the Fair Market Value of the underlying shares of Common Stock on the date of the grant. The term of the Options shall be not more than ten years.

         Amendment of Option Plan. The Board of Directors, upon recommendation of the Compensation Committee, may amend or alter the Option Plan at any time and from time to time without the approval of shareholders, unless shareholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. Rights and obligations under any Option granted before amendment of the Option Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Option was granted.

         Assignability of Rights. The rights of a participant under the Option Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Option Plan.

         Certain Federal Tax Consequences

         The following is only a summary of the current effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Option Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country to which the participant may be subject.

         Non-qualified Stock Option. The grant of a non-qualified stock Option under the Option Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the Option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6 percent. The maximum rate at which long-term capital gains for most types of property are taxed is 20 percent.

         Incentive Stock Option. The grant of an incentive stock option under the Option Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option ("ISO") (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

         If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

         The "spread" under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

         The foregoing is only a summary of the current effect of federal income taxation upon the grantee and the Company with respect to the shares purchased under the Option Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a grantee's death or the income tax laws of any municipality, state or foreign country to which the grantee may be subject.

VOTE REQUIRED FOR PROPOSAL FIVE

If a quorum exists, Proposal Five will be approved if the votes cast in person or proxy by holders of the Company's Common Stock favoring the proposal exceed the votes cast by holders of the Company's Common Stock opposing the proposal.



       THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE STOCK OPTION PLAN AND 18,000,000 SHARES
                         INITIALLY RESERVED THEREUNDER



         PROPOSAL 6. - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Malone & Bailey, PLLC, which has served as independent auditors of the Company since April 16, 2002, as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended December 31, 2002. The Board of Directors recommends a vote FOR approval of such selection. A representative of Malone & Bailey, PLLC is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

                       AUDIT FEES; CHANGES IN ACCOUNTANTS

         Audit Fees. The aggregate fees for professional services rendered to us by Thomas Leger & Co., L.L.P. of Houston, Texas ("TL&Co.") for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q filed during such fiscal year, were $24,463.

         Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, TL&Co did not provide us with any information technology services relating to financial information systems design and implementation.

         All Other Fees. During the fiscal year ended December 31, 2002, the aggregate fees billed by TL&Co for services rendered to us, other than the services described above under the caption Audit Fees, were $5,000, all of which were incurred in connection with tax-related matters.

         On January 24, 2002, Mann Frankfort Stein & Lipp CPA's, LLP of Houston, Texas ("MFSL") advised the Company of its resignation and that it would no longer serve as the Company's independent accountant. MSFL has issued no reports on the financial statements of the Company for any period subsequent to December 31, 2000. The report of MFSL on the Company's financial statements for the fiscal year ended December 31, 2000 contains a modification for a going concern uncertainty. MFSL issued no reports on the financial statements of the Company for any period prior to December 31, 2000. The decision to change independent auditors was approved by the Board of Directors. The Company has not had any disagreements with MFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MFSL, would have caused them to make reference thereto in their report on the financial statements of the Company. The Company has requested MFSL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

         On February 13, 2002, CytoGenix, Inc. (the "Company") engaged Thomas Leger & Co., L.L.P. of Houston, Texas ("TL&Co.") as its principal independent accountants to audit the Company's financial statements. The Company's Board of Directors approved the engagement of TL&Co. February 12, 2002.

         In April 2003 the Company advised TLCO of its termination as the Company's independent accountant. TLCO has issued no reports on the financial statements of the Company for any period subsequent to December 31, 2001. The report of TLCO on the Company's financial statements for the fiscal year ended December 31, 2001 contains a modification for a going concern uncertainty. TLCO issued no reports on the financial statements of the Company for any period prior to December 31, 2001. The decision to change independent auditors was approved by the Board of Directors. The Company has not had any disagreements with TLCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of TLCO, would have caused them to make reference thereto in their report on the financial statements of the Company. The Company has requested TLCO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.
         On April 16, 2003, the Company engaged Malone & Bailey, PPLC, of Houston, Texas as its principal independent accountants to audit the Company's financial statements. The Company's Board of Directors approved the engagement of Malone & Bailey, PLLC on April 15, 2003.

                                  ANNUAL REPORT

         The Company's Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

                                  OTHER MATTERS

         COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

          Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2004 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 26, 2004, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

         A shareholder who wishes to make a proposal at the 2004 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of the proposal by April 1, 2004. If a shareholder fails to timely give notice of a potential proposal, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.



                                      By Order of the Board of Directors,

                                  /s/ Lawrence Wunderlich
                                  -------------------------
                                      Lawrence Wunderlich
                                      Secretary
December 23, 2003

                                                                         ANNEX I
                                                                         -------

                             AMENDMENT TO THE BYLAWS

                                       OF

                                 CYTOGENIX, INC.
                        (f/k/a Cryogenic Solutions, Inc.)

         THIS AMENDMENT (this "Amendment") TO THE BYLAWS OF CYTOGENIX, INC., a Nevada corporation (the "Corporation"), dated August 28, 2003, was unanimously approved by the Board of Directors of the Company (the "Board") at a Board meeting occurring on that date, pursuant to the provisions of Article IX ,
Section 2 of the Bylaws of the Corporation (the "By-Laws").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Board has determined it is advisable and in the best interests of the Corporation and its shareholders to create classes of directors with the members of the Board in each class ultimately serving a term of office of three years;

         WHEREAS the Board has also determined it is advisable and in the best interests of the Corporation and its shareholders to indemnify directors, officers, employees and agents of the Corporation;

         WHEREAS, Article IX, Section 2 of the Bylaws authorizes the Board to alter, amend or repeal the Bylaws by a majority vote of the Board;

         NOW, THEREFORE, the Board hereby amends the Bylaws in accordance with the provisions set forth below.


         A.     AMENDMENTS TO THE BYLAWS. THE BYLAWS ARE AMENDED AS FOLLOWS:

                  (1) Article III, Section 1(c) of the Bylaws is hereby amended to read in its entirety as follows:

                  "The board of directors shall be divided into three classes as designated by the members of the board of directors in office as of the date of effectiveness of this provision. Each class shall be as nearly equal in number as possible to the other classes so designated. The term of office of the first class shall expire at the next annual meeting of stockholders; of the second class one year thereafter; and of the third class two years thereafter. Each subsequent class of directors shall be elected for a full term of office of three years. At all subsequent annual meetings thereafter, the number of directors equal to the number constituting the class whose term expires at the time of such meeting shall be elected to hold office for the full term of office of three years. Upon the creation of any new directorships resulting from any increase in the authorized number of directors voted by the board of directors between annual meetings, such new directors shall be assigned to one of the aforementioned three classes by the vote of a majority of the directors then in office, provided that after such appointment to a class, each class shall be as nearly equal in number as possible to the other classes of the board of directors.

         The provisions of the foregoing paragraph of this Section 1(c) may not be altered, amended or repealed except by the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation at any annual, regular or special shareholders' meeting called for that purpose the notice of which shall specify the subject matter of the proposed alteration, amendment or repeal of this Section 1(c)."

                  (2)   The Bylaws are hereby amended by including the following
                        Article X in its entirety as follows:

                          "ARTICLE X - INDEMNIFICATION
                          ----------------------------

         Section 1. - General. The Corporation will, to the fullest extent applicable law as it presently exists permits, and to such greater extent as applicable law hereafter may permit, indemnify and hold harmless each Indemnitee (as defined in Article X, Section 9) from and against any and all judgments, penalties, fines (including excise taxes), amounts paid in settlement and, subject to Article X, Section 2, Expenses (as defined in Article X, Section 9) whatsoever arising out of any event or occurrence by reason of the fact that such Indemnitee is or was a director or an officer of the Corporation. The Corporation may, but need not, indemnify and hold harmless any Indemnitee from and against any and all judgments, penalties, fines (including excise taxes), amounts paid in settlement and, subject to Article X, Section 2, Expenses whatsoever arising out of any event or occurrence by reason of the fact that such Indemnitee is or was an employee or agent of the Corporation or is or was serving in another Corporate Status, as defined in Article X, Section 9 (other than as a director or an officer of the Corporation), at the written request of the Corporation.

         Section 2. - Expenses. If any Indemnitee is, by reason of his serving as a director, officer, employee or agent of the Corporation, a party to and is successful, on the merits or otherwise, in any Proceeding (as defined in Article X, Section 9), the Corporation will indemnify him against all his Expenses in connection therewith. If that Indemnitee is not wholly successful in that Proceeding but is successful, on the merits or otherwise, as to any Matter (as defined in Article X, Section 9) in that Proceeding, the Corporation will indemnify him against all his Expenses relating to that Matter. The termination of any Matter against which any Indemnitee is defending himself by dismissal of that Matter with or without prejudice will constitute success of that Indemnitee with respect to that Matter. If any Indemnitee is, by reason of any Corporate Status other than his serving as a director, officer, employee or agent of the Corporation, a party to and is successful, on the merits or otherwise, in any Proceeding, the Corporation, may, but need not, indemnify him against all his Expenses in connection therewith. If any Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, the Corporation may, but need not, indemnify him against all his Expenses in connection therewith.

         Section 3. - Advances. In the event of any threatened or pending Proceeding in which any Indemnitee is a party or is involved and that may give rise to a right of that Indemnitee to indemnification under this Article X, following written request to the Corporation by that Indemnitee, the Corporation promptly will pay to that Indemnitee amounts to cover his Expenses in connection with that Proceeding in advance of its final disposition on the receipt by the Corporation of (i) a written undertaking of that Indemnitee executed by or on behalf of that Indemnitee to repay the advance if it ultimately is determined pursuant to the provisions of this Article X or by final judgment or other final adjudication under the provisions of any applicable law that the Indemnitee is not entitled to be indemnified by the Corporation pursuant to these Bylaws and
(ii) satisfactory evidence as to the amount of those Expenses.

         Section 4. - Request for Indemnification. To request indemnification, any Indemnitee must submit to the Secretary a written claim or request therefor which contains sufficient information to reasonably inform the Corporation about the nature and extent of the indemnification or advance sought by that Indemnitee. The Secretary will promptly advise the Board of Directors of each such request.

         Section 5. - Nonexclusivity of Rights. The rights of indemnification and advancement of Expenses this Article X provides are not exclusive of any other rights to which any Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, these Bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Article X or any provision hereof will be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before that amendment, alteration or repeal. The provisions of this
Article X will continue as to any Indemnitee whose Corporate Status has ceased for any reason and will inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article X nor those of any agreement to which the Corporation is a party will preclude the indemnification of any person whom this Article X does not specify as having the right to receive indemnification or is not a party to any such agreement, but whom the Corporation has the power or obligation to indemnify under the provisions of the Nevada General Corporation Law.

         Section 6. - Insurance and Subrogation. The Corporation will not be liable under this Article X to make any payment of amounts otherwise indemnifiable hereunder to or for the benefit of any Indemnitee if, but only to the extent that, that Indemnitee has otherwise actually received such payment under any insurance policy, contract or agreement or otherwise. In the event of any payment hereunder to or for the benefit of any Indemnitee, the Corporation will be subrogated to the extent of that payment to all the rights of recovery of that Indemnitee, who shall execute all papers required and take all action the Corporation reasonably requests to secure those rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce those rights.

         Section 7. -  Severability.  If any  provision  or  provisions  of this
Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article X will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 8. - Certain Actions Where Indemnification Is Not Provided. Notwithstanding any other provision of this Article X, no person will be entitled to indemnification or advancement of Expenses under this Article X with respect to any Proceeding, or any Matter therein, brought or made by that person against the Corporation; provided, however, if any Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Article X, that Indemnitee will be entitled to recover from the Corporation, and will be indemnified by the Corporation against, all his Expenses in that judicial adjudication or arbitration, but only if he prevails therein; and if it is determined in that judicial adjudication or arbitration that he is entitled to receive part of, but not all, the indemnification or advancement of expenses sought, his Expenses in connection with that judicial adjudication or arbitration will be appropriately prorated between those in respect of which this Section 8 entitles him to indemnification and those he must bear.

         Section 9. - Definitions.  For purposes of this Article X:

                  "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, provided that person is or was serving in that capacity at the written request of the Corporation. For purposes of these Bylaws, "serving at the written request of the Corporation" includes any service by an Indemnitee (at the written request of the Corporation) which imposes duties on or involves services by that Indemnitee with respect to any employee benefit plan or its participants or beneficiaries.

                  "Expenses" of any person include all the following that are actually and reasonably incurred by or on behalf of that person: all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

                  "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in
         Section 1 or 2 of Article X by reason of his Corporate Status.

                  "Matter" is a claim, a material issue or a substantial request for relief.

                  "Proceeding" includes any action, suit, alternate dispute resolution mechanism, hearing or any other proceeding, whether civil, criminal, administrative, arbitrative, investigative or mediative, any appeal in any such action, suit, alternate dispute resolution mechanism, hearing or other proceeding and any inquiry or investigation that could lead to any such action, suit, alternate dispute resolution mechanism, hearing or other proceeding, except one (i) initiated by an Indemnitee to enforce his rights under this Article X or (ii) pending on or before the date of adoption of these Bylaws.

         Section 10. - Notices. Promptly after receipt by any Indemnitee of notice of the commencement of a Proceeding in respect of which he contemplates seeking any indemnification or advance or reimbursement of Expenses pursuant to this Article X, that Indemnitee must notify the Corporation of the commencement of that Proceeding; provided however that (i) any delay in so notifying the Corporation will not constitute a waiver or release by that Indemnitee of any rights hereunder and (ii) any omission by Indemnitee to so notify the Corporation will not relieve the Corporation from any liability that it may have to Indemnitee otherwise than under this Article X. Any communication required or permitted to the Corporation must be addressed to the Secretary at the Corporation's principal executive offices, and any such communication to any Indemnitee must be addressed to that Indemnitee's address as shown in the Corporation's records, unless he specifies otherwise, and must be personally delivered or delivered by overnight mail delivery. Any such notice will be effective upon receipt.

         Section 11. - Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based on good and valuable consideration pursuant to which any Indemnitee may sue as if these provisions were set forth in a separate written contract between that Indemnitee and the Corporation, (ii) is and is intended to be retroactive and will be available as to events occurring prior to the adoption of these provisions and
(iii) will continue after any rescission or restrictive modification of these provisions as to events occurring prior thereto."

         B.     MISCELLANEOUS.

                 (1) This Amendment shall be governed by the laws of the State of Nevada.

                 (2) Except as specifically provided herein, the Bylaws shall remain in full force and effect.

         C. CERTIFICATION. THE UNDERSIGNED HEREBY CERTIFIES THAT THIS AMENDMENT WAS UNANIMOUSLY ADOPTED BY THE BOARD AS OF THE 28TH DAY OF AUGUST, 2003.


                                          /s/ Malcolm H. Skolnick
                                              ----------------------------------
                                              Malcolm H. Skolnick
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                                                                        ANNEX II

                                                             FILED #C2325-95
                                                              MAR 07 2001
                                                            IN THE OFFICE OF
                                                              DEAN HELLER
                                                      Secretary of State NEVADA

                              CERTIFICATE OF CHANGE
                            OF AUTHORIZED SHARES OF
                                 CYTOGENIX, INC

         Pursuant to the provisions of the Nevada Revised Statutes, CYTOGENIX, INC., a Nevada corporation, files the following certificate of Change of Authorized Shares of the Corporation:

         1. The undersigned hereby certify that on the 8th day of March, 2000 a Special Meeting of the Board of Directors was duly held and convened at which there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:



BE IT RESOVED:

That the corporation shall have the authority to issue an aggregate of ONE HUNDRED FIFTY MILLION (150,000,000) shares of voting common stock, par value ONE MILL ($0.001) per share, and no other class of stock shall be authorized.


IN WITNESS WHEREOF, the undersinged, being the President and Secretary of CYTOGENIX, INC., a Nevada corporation, hereunto affixes his signature this 2nd day of March, 2001.



                                               CYTOGENIX, INC.


                                               By  /s/ Malcolm Skolnick
                                                   --------------------
                                                       Malcolm Skolnick
                                                       President & CEO



                                               By  /s/ Lawrence Wunderlich
                                                   -----------------------
                                                       Secretary

                                                                       ANNEX III


                                 CYTOGENIX, INC.
                                STOCK OPTION PLAN


                                   ARTICLE I.
                                    THE PLAN

         1.1. NAME. This Plan shall be known as the "Cytogenix, Inc. Stock Option Plan." Capitalized terms used herein are defined in Article VII hereof.

         1.2. PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         1.3. EFFECTIVE DATE. The Plan shall become effective upon the Effective Date.

         1.4. ELIGIBILITY TO PARTICIPATE. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

         1.5. SHARES SUBJECT TO THE PLAN. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6. MAXIMUM NUMBER OF PLAN SHARES. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 18,000,000. No more than 9,000,000 shares of Common Stock shall be available for Incentive Stock Options. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Optionee during the term of the Plan shall not exceed 5,000,000 shares.

         1.7. OPTIONS AND STOCK GRANTED UNDER PLAN. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates. Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

         1.8. CONDITIONS PRECEDENT. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

             (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

             (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

             (c) The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9. RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10. TAX WITHHOLDING.

             (a) CONDITION PRECEDENT. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

             (b) MANNER OF SATISFYING WITHHOLDING OBLIGATION. When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check,
(iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

             (c) NOTICE OF DISPOSITION OF STOCK ACQUIRED PURSUANT TO INCENTIVE STOCK OPTIONS. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such

Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

         1.11. EXERCISE OF OPTIONS.

             (a) METHOD OF EXERCISE. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

             (b) PAYMENT OF PURCHASE PRICE. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12. WRITTEN NOTICE REQUIRED. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.13. COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being


                                                                          Pag3 3
acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

         1.14. EMPLOYMENT OR SERVICE OF OPTIONEE. Nothing in the Plan or in any Option granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

         1.15. RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR SERVICE. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee's Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee's service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee's Options may be exercised as follows:

             (a) DEATH. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

             (b) DISABILITY. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

             (c)    MISCONDUCT.   Should the Optionee cease to be  an  Employee,
Nonemployee Director or Advisor because of Misconduct, the Optionee's Option shall terminate whether vested or unvested immediately.

         1.16. TRANSFERABILITY OF OPTIONS. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his or her legally authorized representative. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

         1.17. INFORMATION TO PARTICIPANTS. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company's stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company's most recent fiscal year.

                                  ARTICLE II.
                                 ADMINISTRATION

         2.1. COMMITTEE. The Plan shall be administered by a Committee, which shall be appointed by the Board. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

         2.2. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call. 2.3. COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4. EXCULPATION OF COMMITTEE. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the

Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

                                  ARTICLE III.
                             INCENTIVE STOCK OPTIONS

         3.1. TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2. DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than 10 years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3. PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

         3.4. MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5. INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                  ARTICLE IV.
                           NONQUALIFIED STOCK OPTIONS

         4.1. OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

         4.2. DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3. PURCHASE PRICE. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4. INDIVIDUAL OPTION AGREEMENTS. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE V.
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         5.1. TERMINATION AND AMENDMENT. The Plan shall terminate with respect to Incentive Stock Options on the date that is ten years after the Effective Date and with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

         5.2. ADJUSTMENTS. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE VI.
                             CORPORATE TRANSACTIONS;
                     CHANGES IN CAPITALIZATION; DISSOLUTION

         6.1. CORPORATE TRANSACTIONS. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

         6.2. TERMINATION. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VI.

         6.3. ASSUMPTION. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

         6.4. SUBSEQUENT TERMINATION. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the involuntary termination.

         6.5. AUTOMATIC ACCELERATION. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

         6.6. ACCELERATION OF INCENTIVE OPTIONS. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         6.7. NO LIMITATION ON ACTIONS. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6.8. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         7.2. PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

         7.3. NUMBER AND GENDER. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         7.4. HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

         7.5. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         7.6. MARKET STAND-OFF. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                  ARTICLE VIII.
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         8.1. "Advisor" means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

         8.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         8.3.     "Board" means the Board of Directors of the Company.

         8.4.     "Code" means the Internal Revenue Code of 1986, as amended.

         8.5.     "Committee"  means the Committee  appointed in accordance with
                  Section 2.1.

         8.6. "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         8.7.     "Company" means Cytogenix, Inc., a Nevada corporation.

         8.8.   "Corporate   Transaction"   means   either   of  the   following
stockholder-approved transactions to which the Company is a party:

                  (i). a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

                  (ii). the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         8.9.     "Director" means a member of the Board.

         8.10.    "Effective Date" means June 24, 2003.

         8.11. "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

         8.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         8.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         8.14. "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         8.15.    "Incentive  Stock Option" means an Option granted  pursuant to
Article III.

         8.16. "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

         8.17. "Nonemployee Director" means a member of the Board who is not an Officer or Employee; provided that, as used in Section 2.1, the term "Non-Employee Director" shall have the meaning provided in that section.

         8.18. "Nonqualified Stock Option" means an Option granted pursuant to Article IV.

         8.19. "Officer" means an officer of the Company or of any subsidiary or affiliate of the Company.

         8.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         8.21. "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         8.22. "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         8.23. "Permanent Disability" has the same meaning as that provided in Section 22(e)(3) of the Code.

         8.24. "Plan" means the Cytogenix Stock Option Plan, as amended from time to time.

         8.25. "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         8.26. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         8.27.    "Securities Act" means the Securities Act of 1933, as amended.

         8.28. "Tax Date" means the date on which the amount of tax to be withheld is determined.

                                                                       EXHIBIT A

                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD FEBRUARY 3, 2003

P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below and the approval of independent auditors. This proxy is solicited by the Board of Directors.

          1. RATIFICATION OF AMENDMENT TO ARTICLES OF INCORPORATION FILED ON MARCH 7, 2001 WITH THE SECRETARY OF STATE OF NEVADA TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 150,000,000 SHARES.

                  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

R        2.    ELECTION OF DIRECTORS - Malcolm H. Skolnick, Lawrence Wunderlich,
               Frank Vazquez, Scott E. Parazynski, Cy A. Stein, John J. Rossi and Raymond L. Ocampo.

                  [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

O
               -----------------------------------------------------------------

                  [ ]  Vote WITHHELD from all nominees

X        3.    APPROVAL OF AN AMENDMENT  TO THE  ARTICLES  OF  INCORPORATION  TO
               INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY HAS THE
               AUTHORITY  TO   ISSUE   BY  150,000,000,  FROM  150,000,000    TO
               300,000,000.

                  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

         4. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE AN AUTHORIZED CLASS OF 50,000,000 SHARES OF PREFERRED STOCK.

                  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

         5. APPROVAL OF THE COMPANY'S STOCK OPTION PLAN.

                  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

Y        6.       APPROVAL OF INDEPENDENT AUDITORS.

                  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

                  [ ] I plan to attend the meeting.

                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD FEBRUARY 3, 2003

The undersigned appoints Frank Vazquez and Lawrence Wunderlich, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of CytoGenix, Inc. (the "Company") to be held February 3, 2004, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.


                                          Dated:                   , 2004
                                                 ------------------


                                          -----------------------------------
                                                       Signature



                                          -----------------------------------
                                               Signature if held jointly


                         THIS  PROXY  MUST BE  SIGNED  EXACTLY  AS NAME  APPEARS
                    HEREON. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.














                                      B-2